SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  March 4, 1999                      Commission File No. 1-10660
                 -------------                                          -------
(Date of earliest event reported)


                         BERKSHIRE REALTY COMPANY, INC.
                         ------------------------------
             (Exact Name of registrant as specified in its Charter)


          Delaware                                      04-3086485
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


One Beacon Street, Suite 1550
Boston, Massachusetts                                     02108
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(Address of principal executive offices)                (Zip Code)


                                 (888) 867-0100
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On March 4, 1999, Berkshire Realty Company, Inc. (the "Company") issued a press release announcing that it has received several offers to acquire the Company, all of which are subject to negotiation of a definitive agreement and other conditions. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS

99.1  Press release dated March 4, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 4, 1999                  BERKSHIRE REALTY COMPANY, INC.
                                       ------------------------------


                                       BY: /s/ David F. Marshall
                                           -------------------------------------
                                           David F. Marshall
                                           President and Chief Executive Officer



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                               INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------

99.1                Press release dated March 4, 1999.